13. PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - CAD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Prepaid Expenses And Other Current Assets
Prepaid expenses	[1]	$ 2,909	$ 3,848
Income tax recoverable		10,329	945
Inventory	[2]	2,429	2,998
Deferred charges	[3]	475	543
Other		239	169
Prepaid expenses and other current assets		$ 16,381	$ 8,503

[1]	Prepaid expenses were primarily comprised of prepaid satellite in-orbit insurance, prepaid general liability insurance and prepaid license fees.
[2]	As at December 31, 2018, inventory consisted of $2.2 million of finished goods (December 31, 2017 - $2.3 million) and $0.2 million of work in process (December 31, 2017 - $0.7 million). During the year, $17.7 million was recognized as cost of equipment sales and recorded as an operating expense (December 31, 2017 - $11.7 million, December 31, 2016 - $9.8 million).
[3]	Deferred charges included deferred financing charges relating to the Revolving Credit Facility.